                                                                    Exhibit 99.2

Independent Auditor's Report


To the Board of Directors
UVN Holdings, Inc. and Subsidiary
Tempe, Arizona

We have audited the accompanying consolidated balance sheet of UVN Holdings, Inc. and Subsidiary as of December 31, 1999, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of UVN Holdings, Inc. and Subsidiary as of December 31, 1999, and the results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.


/s/ McGladrey & Pullen, LLP


Phoenix, Arizona
February 16, 2000

UVN HOLDINGS, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET
December 31, 1999


ASSETS
-------------------------------------------------------------------------

CURRENT ASSETS
 Cash                                                         $    42,774
 Related party receivable (Note 9)                                 26,065
 Other assets                                                       3,831
                                                              -----------
      Total current assets                                         72,670
                                                              -----------
PROPERTY AND EQUIPMENT, less accumulated depreciation
 and amortization of $82,154 (Note 2)                             257,621
                                                              -----------
INVESTMENT IN GOLDEN RETRIEVER SYSTEMS, LLC
 (Note 3)                                                         644,037
                                                              -----------
                                                              $   974,328
LIABILITIES AND STOCKHOLDERS' DEFICIT                         ===========
-------------------------------------------------------------------------

CURRENT LIABILITIES
 Line of credit (Note 4)                                          300,000
 Current maturities of related party note payable (Note 6)         34,102
 Accounts payable                                                  41,429
 Accrued expenses and other liabilities                           361,852
                                                              -----------
      Total current liabilities                                   737,383
                                                              -----------
RELATED PARTY NOTE PAYABLE, less current portion (Note 6)       1,949,846
                                                              -----------
CONVERTIBLE NOTE PAYABLE (Note 7)                               2,000,000
                                                              -----------
COMMITMENTS AND CONTINGENCIES (Note 8)

STOCKHOLDERS' DEFICIT
 Common stock, no par value, 10,000 shares authorized,
   9,600 shares issued and outstanding                              9,600
 Accumulated deficit                                           (3,722,501)
                                                              -----------
                                                               (3,712,901)
                                                              -----------
                                                              $   974,328
                                                              ===========

See Notes to Consolidated Financial Statements.

UVN HOLDINGS, INC. AND SUBSIDIARY


CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 1999

-------------------------------------------------------------------------

Revenue (Note 9)                                             $   359,852
Operating expenses                                             1,156,438
                                                             -----------
      (Loss) from operations                                    (796,586)
                                                             -----------
Other income (expense):
 Interest expense                                               (287,649)
 Equity in earnings of unconsolidated subsidiary (Note 3)        452,282
 Interest income                                                   3,567
 Miscellaneous income                                                507
                                                             -----------
                                                                 168,707
                                                             -----------
      Net (loss)                                             $  (627,879)
                                                             ===========
Basic loss per common share                                  $    (65.40)
                                                             ===========
Average number of shares outstanding                               9,600
                                                             ===========

See Notes to Consolidated Financial Statements.

UVN HOLDINGS, INC. AND SUBSIDIARY


CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT
Year ended December 31, 1999

                                                           Common stock
                                                   ---------------------------
                                                                                     Accumulated
                                                       Shares         Amount           deficit              Total
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1998                                8,600  $       8,600  $        (286,377)  $        (277,777)

 Issuance of common stock                                 1,000          1,000                  -               1,000
 Distribution to stockholders (Note 3)                        -              -         (2,808,245)         (2,808,245)
 Net (loss)                                                   -              -           (627,879)           (627,879)
                                                   ------------------------------------------------------------------

Balance, December 31, 1999                                9,600  $       9,600  $      (3,722,501)  $      (3,712,901)
                                                   ==================================================================

See Notes to Consolidated Financial Statements.

UVN HOLDINGS, INC. AND SUBSIDIARY


CONSOLIDATED STATEMENT OF CASH FLOWS
Year Ended December 31, 1999

--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net (loss)                                                    $  (627,879)
 Adjustments to reconcile net (loss) to net cash
   (used in) operating activities:
   Depreciation and amortization                                    76,974
   Equity in earnings of unconsolidated subsidiary                (452,282)
   Issuance of common stock for services                             1,000
   Changes in assets and liabilities:
    Prepaid expenses and other assets                                4,459
    Related party receivable                                         6,902
    Accounts payable                                                 9,869
    Accrued expenses and other liabilities                         299,441
                                                               -----------
              Net cash (used in) operating activities             (681,516)
                                                               -----------
CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of property and equipment, including $61,710
   from related party                                             (321,226)
 Investment in unconsolidated subsidiary                          (191,755)
                                                               -----------
              Net cash (used in) investing activities             (512,981)
                                                               -----------
CASH FLOWS FROM FINANCING ACTIVITIES
 Borrowings on line of credit                                      599,000
 Payments on line of credit                                       (547,900)
 Proceeds from issuance of convertible note payable              2,000,000
 Payments on related party note payable                            (16,052)
 Distribution to shareholders                                     (808,245)
                                                               -----------
    Net cash provided by financing activities                    1,226,803
                                                               -----------
Net increase in cash                                                32,306
Cash, beginning of period                                           10,468
                                                               -----------
Cash, end of period                                            $    42,774
                                                               ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION
   Cash payments for interest                                  $   340,600
                                                               ===========
SUPPLEMENTAL SCHEDULE OF NONCASH
 INVESTING AND FINANCING ACTIVITIES
   Issuance of note payable in exchange for equity investment
   in GRS, LLC (Note 3)                                        $ 2,000,000
                                                               ===========

See Notes to Consolidated Financial Statements.

UVN HOLDINGS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.  Nature of Business and Significant Accounting Policies

UVN Holdings, Incorporated and Subsidiary (the Company) are involved in processing data related to loyalty and reward marketing programs in connection with credit card transactions. Company revenue relates primarily to the granting of licenses to other companies throughout the world, to use the loyalty and reward marketing system the Company has developed.

A summary of the Company's significant accounting policies follows:

Principals of consolidation:

The consolidated financial statements include the amounts of UVN Holdings, Inc. and its majority owned subsidiary UVN, LLC. All material intercompany accounts and transactions have been eliminated in consolidation.

Property and equipment:

Property and equipment are stated at cost. The equipment is being depreciated over its useful life, which is estimated to be between three and seven years. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful lives of the improvements. Depreciation and amortization is computed using an accelerated depreciation method for furniture and equipment and straight line for leasehold improvements, computer hardware and software.

Investment in common stock of Golden Retriever Systems, LLC and SHC Venture,
LLC:

The Company is accounting for its investment in Golden Retriever Systems, LLC
(GRS), a 49% owned affiliate, and SHC Venture, LLC, a 22.5% owned affiliate, using the equity method of accounting under which the Company's share of the net income or loss of the affiliates is recognized as income or loss in the Company's income statement and added or deducted from the investment account, and dividends received from the affiliate are treated as a reduction of the investment account. Once the Company's share of the investee's losses exceed the carrying amount of the investment plus advances, recognition of such losses is suspended.

Income taxes:

The Company, with the consent of its stockholders, has elected to be taxed under sections of federal and state income tax law, which provide that, in lieu of corporation income taxes, the stockholders separately account for their pro rata shares of the Company's items of income, deductions, losses and credits. As a result of this election, no income taxes have been recognized in the accompanying consolidated financial statements.

Revenue recognition:

The Company recognizes license fee revenue over the life of the contract.

Fair value of financial instruments:

The carrying values of cash, related party receivables, line of credit, related party note payable and other current liabilities approximate fair values due to the short-term maturities or current rates of interest.

Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Income (loss) per share:

Basic earnings (loss) per share (EPS) is computed as net income (loss) divided by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur from common shares issuable through stock options, warrants, and other convertible securities and includes shares issuable upon exercise of stock options when dilutive. Due to the loss any convertible securities would be anti-dilutive and as such, no diluted EPS is presented.

Note 2.  Property and Equipment

Property and equipment as of December 31, 1999 consists of the following:

   Computer equipment, software and furniture         $          325,254
   Leasehold improvements                                         14,521
                                                      ------------------
                                                                 339,775
   Less accumulated depreciation and amortization                 82,154
                                                      ------------------
                                                      $          257,621
                                                      ==================

Note 3.  Investments in Equity Investments

Investment in Golden Retriever Systems, LLC:
--------------------------------------------

In April 1999, the Company acquired a 49% equity interest in GRS, LLC for $1,000,000 in cash and a $2,000,000 note payable (see Note 4). The ownership interest was acquired from Golden Retriever Systems Holding, LLC (GRSH) which is under common control with the Company. The investment was valued on the date of transfer at the GRSH's equity basis, which was $191,755. The difference between the basis transferred and consideration given has been treated as a distribution to the shareholders.

Condensed financial information of Golden Retriever Systems, LLC (GRS) as of and for the year ended December 31, 1999, is as follows:

ASSETS
 Current assets                                 $        2,008,336
 Equipment, net                                            509,562
 Software licenses, net                                    852,216
                                                ------------------
                                                $        3,370,114
                                                ==================
LIABILITIES AND MEMBERS' EQUITY
 Current liabilities                            $        1,280,550
 Members' equity                                         2,089,564
                                                ------------------
                                                $        3,370,114
                                                ==================
Net sales                                       $        3,571,390
Operating, general and administrative expenses           3,013,166
                                                ------------------
Net income                                      $          558,224
                                                ==================

The Company did not receive dividends from Golden Retriever Systems, LLC during 1999.

Investment in SHC Venture, LLC:
-------------------------------

The Company has a 22.5% ownership interest in SHC Venture, LLC. The Company did not make an initial capital contribution. SHC has had recurring losses since its inception, therefore, the equity investment is zero at December 31, 1999.

Note 4.  Line of Credit

The Company has borrowings available under terms of a line of credit with Bank One, Arizona expiring May 2000, with maximum available borrowings of $500,000. Borrowings under this agreement bear interest at the prime rate announced by Bank One, Arizona (8.5% at December 31, 1999). The line of credit is guaranteed by a shareholder.

Note 5.  Accrued Liabilities

Accrued liabilities consist of the following:

 Accrued interest                          $          173,776
 Accrued payroll                                      179,500
 Other                                                  8,576
                                           ------------------
                                           $          361,852
                                           ==================

Note 6.  Related Party Debt

Note payable to a related party,
interest rate of prime plus 2.25%;
payments of principal and interest of
$58,385 due on the first day of each
calendar quarter with a balloon payment
of outstanding balance due April 1, 2000.  $        1,983,948
                                           ==================

Aggregate maturities required as of December 31, 1999, are due as follows:

Year ended:
-----------
  2000                                     $           34,102
  2001                                                 38,427
  2002                                              1,911,419
                                           ------------------
                                           $        1,983,948
                                           ==================

Note 7.  Convertible Note Payable

At December 31, 1999, the Company has a convertible note payable in the amount of $2,000,000 to an unrelated individual. The note bears interest on principal of 8.875% with interest payable annually beginning on April 1, 2000. The note is due on April 1, 2002. The lender has the option to receive 2% of the common stock of UVN, which is outstanding on the date of exercise of the option in lieu of receiving payment of the principal balance, and then accrued interest of the note. The conversion option expires on April 1, 2000. The lender must give UVN written notice of the exercise of the option 30 days prior to the expiration date. If the Company intends to prepay or make a public offering of its common stock prior to the expiration of the option, the lender must exercise their option within 10 days of such event or it expires.

Note 8.  Operating Leases

The Company leases certain facilities and equipment under noncancelable operating lease agreements, which expire through February 2002. The total minimum rental commitments are as follows:

Years ending December 31:
-------------------------
  2000                                     $           47,754
  2001                                                 50,347
  2002                                                  4,214
                                           ------------------
                                           $          102,315
                                           ==================

Total rent expense for the period ended December 31, 1999 approximated $42,200.

Note 9.  Related Party Transactions

Transactions with related parties consist of the following:

Fees received from SHC Direct, LLC (member of SHC Venture, LLC)                            $           25,000
                                                                                           ==================
Fees paid to GRS, LLC for software rights                                                  $           46,000
                                                                                           ==================
Purchase of computer hardware from GRS, LLC                                                $           61,710
                                                                                           ==================
Revenue from SHC Venture, LLC                                                              $          324,100
                                                                                           ==================

Amounts receivable from or payable to related parties consist of the following:

Trade accounts receivable from SHC Venture, LLC                                            $           26,065
                                                                                           ==================
Accounts payable due GRS, LLC                                                              $            2,400
                                                                                           ==================

Note 10.  Management's Plans and Subsequent Event

The Company has incurred operating losses since its inception and its total liabilities exceed its total assets. The Company has signed a letter of intent to sell the outstanding stock of the Company (see below). If the Company is unable to sell their stock, a stockholder has committed to provide working capital to the Company through January 2001.

On January 14, 2000, the Company signed a letter of intent stating that it would sell the outstanding capital stock of the Company. The agreement is subject to due diligence.